Segment Reporting	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Segment Reporting

Note 16. Segment Reporting:

The products of Altria Group, Inc.'s consumer products subsidiaries include cigarettes manufactured and sold by PM USA, smokeless products manufactured and sold by or on behalf of USSTC and PM USA, machine-made large cigars and pipe tobacco manufactured and sold by Middleton, and wine produced and/or distributed by Ste. Michelle. Another subsidiary of Altria Group, Inc., PMCC, maintains a portfolio of leveraged and direct finance leases. The products and services of these subsidiaries constitute Altria Group, Inc.'s reportable segments of cigarettes, smokeless products, cigars, wine and financial services.

Altria Group, Inc.'s chief operating decision maker reviews operating companies income to evaluate the performance of and allocate resources to the segments. Operating companies income for the segments excludes general corporate expenses and amortization of intangibles. Interest and other debt expense, net (consumer products), and provision for income taxes are centrally managed at the corporate level and, accordingly, such items are not presented by segment since they are excluded from the measure of segment profitability reviewed by Altria Group, Inc.'s chief operating decision maker. Information about total assets by segment is not disclosed because such information is not reported to or used by Altria Group, Inc.'s chief operating decision maker. Segment goodwill and other intangible assets, net, are disclosed in Note 4. Goodwill and Other Intangible Assets, net. The accounting policies of the segments are the same as those described in Note 2. Summary of Significant Accounting Policies.

Segment data were as follows:

	For the Years Ended December 31,
(in millions)	2011	2010	2009
Net revenues:
Cigarettes	$21,403	$21,631	$20,919
Smokeless products	1,627	1,552	1,366
Cigars	567	560	520
Wine	516	459	403
Financial services	(313)	161	348

Net revenues	$23,800	$24,363	$23,556

Earnings before income taxes:
Operating companies income (loss):
Cigarettes	$5,574	$5,451	$5,055
Smokeless products	859	803	381
Cigars	163	167	176
Wine	91	61	43
Financial services	(349)	157	270
Amortization of intangibles	(20)	(20)	(20)
General corporate expenses	(256)	(216)	(204)
Changes to Kraft and PMI tax-related receivables	14	(169)	(88)
UST acquisition-related transaction costs			(60)
Corporate asset impairment and exit costs	(8)	(6)	(91)

Operating income	6,068	6,228	5,462
Interest and other debt expense, net	(1,216)	(1,133)	(1,185)
Earnings from equity investment in SABMiller	730	628	600

Earnings before income taxes	$5,582	$5,723	$4,877

PM USA, USSTC and Middleton's largest customer, McLane Company, Inc., accounted for approximately 27%, 27% and 26% of Altria Group, Inc.'s consolidated net revenues for the years ended December 31, 2011, 2010 and 2009, respectively. These net revenues were reported in the cigarettes, smokeless products and cigars segments. Sales to three distributors accounted for approximately 66%, 65% and 64% of net revenues for the wine segment for the years ended December 31, 2011, 2010 and 2009, respectively.

Items affecting the comparability of net revenues and/or operating companies income (loss) for the segments were as follows:

Asset impairment, exit, implementation and integration costs: See Note 5. Asset Impairment, Exit, Implementation and Integration Costs for a breakdown of these costs by segment.

PMCC Leveraged Lease Charge: During 2011, Altria Group, Inc. recorded the PMCC Leveraged Lease Charge, which included a pre-tax charge of $490 million that was recorded as a decrease to PMCC's net revenues and operating companies income (see Note 8. Finance Assets, net, Note 15. Income Taxes and Note 19. Contingencies for further discussion of matters related to this charge).

PMCC allowance for losses: During 2011, PMCC increased its allowance for losses by $25 million due primarily to American's bankruptcy filing. During 2009, PMCC increased its allowance for losses by $15 million based on management's assessment of its portfolio including its exposure to GM. See Note 8. Finance Assets, net.

Tobacco and health judgments: During 2011, Altria Group, Inc. recorded pre-tax charges of $98 million, excluding accrued interest, related to tobacco and health judgments in the Williams, Bullock and Scott cases. These charges are reflected in the cigarettes segment. During 2010, Altria Group, Inc. recorded pre-tax charges of $16 million, excluding accrued interest, related to certain tobacco and health judgments (including a settlement of $5 million)

which are reflected in the cigarettes ($11 million) and smokeless products ($5 million) segments. See Note 19. Contingencies.

	For the Years Ended December 31,
(in millions)	2011	2010	2009
Depreciation expense:
Cigarettes	$142	$164	$168
Smokeless products	31	32	41
Cigars	3	3	2
Wine	25	23	22
Corporate	32	34	38

Total depreciation expense	$233	$256	$271

Capital expenditures:
Cigarettes	$26	$54	$147
Smokeless products	24	19	18
Cigars	20	16	4
Wine	25	22	24
Corporate	10	57	80

Total capital expenditures	$105	$168	$273

Effective with the first quarter of 2012, Altria Group, Inc. will revise its reportable segments based on changes in the way in which Altria Group, Inc.'s chief operating decision maker reviews the business. These changes relate to the restructuring associated with the 2011 Cost Reduction Program (see Note 5. Asset Impairment, Exit, Implementation and Integration Costs), specifically the combination of the former cigars and cigarettes segments and evaluation of their operating results as a single smokeable products segment. Beginning in the first quarter of 2012, Altria Group, Inc.'s reportable segments will be smokeable products, smokeless products, wine and financial services.